UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 4, 2016

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	No. 001-36523	47-6311266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 4, 2016, Urban Edge Properties (the "Company") announced its financial results for the three months ended March 31, 2016. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's Supplemental Disclosure Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On May 4, 2016, the Company announced its financial results for the three months ended March 31, 2016 and made available on its website the press release and Supplemental Disclosure Package described in Item 2.02 above. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
99.1 - Earnings Press Release of Urban Edge Properties dated May 4, 2016.
99.2 - Supplemental Disclosure Package of Urban Edge Properties as of March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: May 4, 2016	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Earnings Press Release of Urban Edge Properties dated May 4, 2016
99.2	Supplemental Disclosure Package of Urban Edge Properties as of March 31, 2016